U.S. Bancorp 2Q20 Earnings Conference Call July 15, 2020 Exhibit 99.2

Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. The COVID-19 pandemic is adversely affecting U.S. Bancorp, its customers, counterparties, employees, and third-party service providers, and the ultimate extent of the impacts on its business, financial position, results of operations, liquidity, and prospects is uncertain. Continued deterioration in general business and economic conditions or turbulence in domestic or global financial markets could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities, reduce the availability of funding to certain financial institutions, lead to a tightening of credit, and increase stock price volatility. In addition, changes to statutes, regulations, or regulatory policies or practices could affect U.S. Bancorp in substantial and unpredictable ways. U.S. Bancorp’s results could also be adversely affected by changes in interest rates; further increases in unemployment rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of its investment securities; legal and regulatory developments; litigation; increased competition from both banks and non-banks; changes in the level of tariffs and other trade policies of the United States and its global trading partners; changes in customer behavior and preferences; breaches in data security; failures to safeguard personal information; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputation risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2019, on file with the Securities and Exchange Commission, including the sections entitled “Risk Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, including the section entitled “Risk Factors” in the Quarterly Report on Form 10-Q for the quarter ended March 31, 2020. In addition, factors other than these risks also could adversely affect U.S. Bancorp’s results, and the reader should not consider these risks to be a complete set of all potential risks or uncertainties. Forward-looking statements speak only as of the date hereof, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance. The calculations of these measures are provided in the Appendix. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

2Q20 Highlights * Taxable-equivalent basis; see slide 28 for calculation ** Common equity tier 1 capital to risk-weighted assets, reflecting the full implementation of the current expected credit losses methodology was 8.7% as of 6/30/20.

Performance Ratios Efficiency Ratio* & Net Interest Margin** * Non-GAAP; see slides 28 and 29 for calculations ** Net interest margin on a taxable-equivalent basis Return on Average Common Equity Return on Tangible Common Equity* Return on Average Assets

Digital Engagement Trends Three months ended Three months ended * Represents core Consumer Banking customers active in at least one channel in the previous 90 days Total Digital includes both online and mobile platforms

Average Loans +6.9% linked quarter +10.0% year-over-year On a linked quarter basis, average total loans were higher primarily driven by growth in total commercial loans, reflecting the utilization of bank credit facilities by customers to support liquidity requirements as well as the impact of loans made under the SBA’s Paycheck Protection Program, partially offset by lower credit card loans driven by lower consumer spending during the second quarter. On a year-over-year basis, growth in average total loans was primarily driven by higher total commercial loans, reflecting the utilization of bank credit facilities by customers to support liquidity requirements as well as the impact of loans made under the SBA’s Paycheck Protection Program, along with growth in residential mortgages given the lower interest rate environment. These increases were partially offset by lower credit card loans and total other retail loans. $ in billions

Average Deposits $ in billions +11.2% linked quarter +16.8% year-over-year Interest-bearing Deposits Average noninterest-bearing (NIB) deposits increased on both a linked quarter and year-over-year basis, primarily driven by Corporate and Commercial Banking, Consumer and Business Banking, and Wealth Management and Investment Services. Average total savings deposits (which include money market, interest checking and savings accounts) grew on both a linked quarter and year-over-year basis, primarily due to increases in Corporate and Commercial Banking, Consumer and Business Banking, and Wealth Management and Investment Services. The growth in average noninterest-bearing deposits and total average savings deposits is primarily a result of the economic impact of the COVID-19 pandemic on the world economy resulting in actions by the federal government to increase liquidity in the financial system, customers maintaining balance sheet liquidity by utilizing existing credit facilities and government stimulus programs.

Credit Quality $ in millions NCO Ratio +2 bps QoQ +6 bps YoY NPAs +24.0% QoQ +23.1% YoY

2Q202Q20 Retail (includes Restaurants) 5.4% 4.6% Autos3.0%2.1% Energy 2.3% 1.1% Media & Entertainment2.2%2.2% Lodging 1.1% 1.4% Airline 0.6% 0.6% Credit Risk Management – Consistent Underwriting Commercial Exposures by Impacted Industries** Key Points Debt rating agencies: Moody’s and S&P * FICO and LTV at origination ** Excludes operating leases and unfunded unconditionally cancellable Prime-based lender for retail portfolios Investment grade equivalent in commercial portfolios with limited leveraged lending Commercial Real Estate is relationship-based with consistent underwriting Portfolio 2Q20 Wtd Avg FICO/Bond rating equivalent * 2Q20 Avg LTV * Residential mortgage 768 68% Home equity 791 65% Auto loan 792 98% Auto lease 783 91% Credit card 773 N/A Commercial Baa3/BBB- N/A Commercial real estate Ba1/BB+ 59% The impact of COVID-19 has disrupted several industries globally During periods of stress, our disciplined credit culture remains strong, driven primarily by our consistent underwriting standards Commitments Loans

Earnings Summary

Net Interest Income Linked Quarter Net interest income decreased, primarily driven by the impact of lower interest rates, partially offset by loan growth and the benefit of deposit pricing and funding mix. The net interest margin decreased, primarily due to impact of the lower yield curve and higher cash balances in support of liquidity, partially offset by the impact of deposit and funding mix. Year-over-Year Net interest income decreased, principally driven by the impact of declining interest rates, partially offset by deposit and funding mix and loan growth. The net interest margin decreased, primarily due to impact of the lower yield curve and higher cash balances to maintain liquidity given the environment, partially offset by deposit pricing and funding mix. $ in millions Net interest income on a taxable-equivalent basis; see slide 28 for calculation -0.7% linked quarter -3.2% year-over-year

Noninterest Income $ in millions; Payments = credit and debit card, corporate payment products and merchant processing; Service charges = deposit service charges and treasury management; All other = commercial products, investment products fees, securities gains (losses) and other +3.5% linked quarter +5.0% year-over-year Linked Quarter Payment services revenue declined, driven by lower credit and debit card revenue, lower corporate payment products revenue and lower merchant processing services revenue driven by lower sales volume due to the worldwide impact of the COVID-19 pandemic on spending. Commercial products revenue increased, due to higher trading revenue and corporate bond fees. Mortgage banking revenue increased, due to higher mortgage production and gain on sale margins, partially offset by changes valuation of mortgage servicing rights, net of hedging activities. Year-over-Year Payment services revenue decreased, reflecting lower credit and debit card revenue, lower corporate payment products revenue and lower merchant processing services revenue driven by lower sales volume due to the worldwide impact of the COVID-19 pandemic on consumer and business spending. Commercial products revenue increased, primarily due to higher corporate bond issuance fees and trading revenue. Mortgage banking revenue increased, due to higher mortgage production and stronger gain on sale margins, partially offset by the unfavorable net impact of the change in fair value of mortgage servicing rights and related hedging activities.

Payment Services Fee Revenue Select Revenue Exposure, YTD 2020 Contribution to U.S. Bank’s Net Revenues Merchant Acquiring Revenue Corporate Payment Systems Revenue Retail Payment Solutions Revenue Commercial revenue breakdown: Travel and Entertainment represents 11.7% of total CPS revenue YTD

Noninterest Expense $ in millions PPS = postage, printing and supplies +0.1% linked quarter +5.2% year-over-year Linked Quarter Compensation expense increased, primarily due to merit and revenue-related expenses. Technology and communications expense increased, primarily due to capital expenditures supporting business growth. Other noninterest expense decreased due to lower accruals in the second quarter of 2020 for liabilities related to future delivery exposures related to merchant and airline processing, partially offset by higher state franchise taxes. Year-over-Year Compensation expense increased, due to merit and variable compensation related to business production in mortgage banking and fixed income capital markets. Technology and communications expense increased, primarily due to capital expenditures supporting business growth. Other noninterest expense increased, which reflected approximately $79 million of expenses related to COVID-19, including increased liabilities driven by future delivery exposure related to merchant processing for airlines, and higher state franchise taxes, partially offset by lower costs related to tax-advantaged projects in the second quarter of 2020.

Capital Position * Non-GAAP; see slide 30 for calculations

Responding to Challenging Times Customers Paycheck Protection Program Funding approval secured for over 101,000 applicants $7.3 billion in loans Potential impact: 840,000 employees Forbearance, deferral and fee waiver programs Branch operation adjustments that allowed for ongoing support of customers $30M in new and redirected community investments Virtual volunteer network Facilitated $50 million in debt capital to seven Community Development Financial Institutions helping them provide SBA Paycheck Protection Program loans to small businesses in underserved communities Thoughtful and measured return to office strategies Creation of enterprise Safety Standards Extended Premium Pay Program for front line workers In-person guidance for client meetings Employee Matching Gift contributions doubled Employees Communities COVID-19 Rebuilding in Minneapolis Mobile branch deployment to damaged branches locally $100 million annually in additional capital to African-American owned and led businesses New $15 million fund to award community grants $1 million Community Development Financial Institutions program to award grants and commercial loans Aim to double partnerships with African-American suppliers over the next 12 months Juneteenth holiday 8 hours of additional paid volunteer time Matching gifts program extended Commitment to refined talent management strategy $1 million additional investment in employee assistance fund Social Issues

Appendix

Average Loans vs. 2Q19 Average total loans increased by $28.9 billion, or 10.0% Average commercial loans increased by $24.8 billion, or 24.0% Average residential mortgage loans increased by $4.3 billion, or 6.4% Average credit card loans decreased by $1.3 billion, or 5.8% Average retail loans decreased by $0.6 billion, or 1.1% vs. 1Q20 Average total loans increased by $20.5 billion, or 6.9% Average commercial loans increased by $22.1 billion, or 20.8% Average credit card loans decreased by $2.3 billion, or 9.8% Key Points Year-over-Year Growth 3.8% 4.0% 3.9% 4.0% 10.0% Commercial CRE Res Mtg Retail Credit Card Average Loans ($bn)

Average Deposits Key Points Average Deposits ($bn) vs. 2Q19 Average total deposits increased by $58.1 billion, or 16.8% Average low-cost deposits (NIB, interest checking, savings and money market) increased by $61.7 billion, or 20.7% vs. 1Q20 Average total deposits increased by $40.5 billion, or 11.2% Average low-cost deposits (NIB, interest checking, savings and money market) increased by $38.3 billion, or 11.9% Year-over-Year Growth 3.1% 6.0% 6.6% 8.2% 16.8% Time Money Market Checking and Savings Noninterest-bearing

Credit Quality – Commercial Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm2Q19 1Q20 2Q20 Average Loans$103,233 $105,987 $128,039 30-89 Delinquencies0.34% 0.28%0.33% 90+ Delinquencies0.26%0.06%0.07% Nonperforming Loans0.27% 0.24% 0.38% Linked Quarter Growth 1.2% 0.4% 0.2% 2.0% 20.8% Linked quarter loan growth of 20.8% was driven by revolving line utilization and incremental liquidity facilities for existing clients early in 2Q20 – utilization rates have returned to near normal rates in June 2020 Net charge-offs increased on a linked quarter basis due to stress in certain industries impacted by COVID-19

Investor $21,159 Owner Occupied $9,035 A&D Const $250 Multi-family $3,769 Retail $307 Residential Construction $2,367 Office $939 Other $2,586 Resi Land $676 $mm2Q19 1Q20 2Q20 Average Loans$39,365 $40,078$41,088 30-89 Delinquencies0.07% 0.20%0.25% 90+ Delinquencies0.00%0.00%0.00% Nonperforming Loans0.23% 0.25% 0.47% Performing TDRs*$137 $166 $180 Credit Quality – Commercial Real Estate Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points * TDR = troubled debt restructuring Linked Quarter Growth (0.3%) (1.0%) 1.9% 0.9% 2.5% Average loans increased by 2.5% on a linked quarter basis Net charge-offs and nonperforming loans increased on a linked quarter basis due to stress in certain industries impacted by COVID-19

Credit Quality – Residential Mortgage Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm2Q191Q202Q20 Average Loans$66,834 $70,892 $71,122 30-89 Delinquencies0.26%0.23%0.34% 90+ Delinquencies0.17% 0.15% 0.16% Nonperforming Loans0.39%0.34%0.34% * Excludes GNMA loans, whose repayments are insured by the FHA or guaranteed by the Department of VA ($1,522 million in 2Q20) Linked Quarter Growth 1.9% 2.7% 1.9% 1.4% 0.3% Originations continued to be high credit quality (weighted average FICO of 768, weighted average LTV of 68%) More than 94% of balances have been originated since the beginning of 2009; the origination quality metrics and performance to date have significantly outperformed prior vintages with similar seasoning

Credit Quality – Credit Card Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm2Q191Q202Q20 Average Loans$22,830 $23,836 $21,510 30-89 Delinquencies1.23%1. 29%1.08% 90+ Delinquencies1.14%1.29%1.22% Nonperforming Loans0.00%0.00%0.00% Linked Quarter Growth 1.0% 3.7% 1.8% (1.1%) (9.8%) Decline in average loans was driven mainly by reduced consumer spending Weighted average FICO on new originations remained strong at 773 Early stage delinquencies have decreased linked quarter driven by fiscal stimulus and payment relief options; while net charge-off rate increased due to reduction in average balances

Credit Quality – Home Equity Average Loans ($mm) and Net Charge-offs Ratio Key Points Linked Quarter Growth (1.0%) (1.5%) (2.4%) (2.5%) (3.0%) Key Statistics Key Statistics $mm2Q191Q202Q20 Average Loans$15,831 $14,838 $14,386 30-89 Delinquencies0.51%0.53%0.46% 90+ Delinquencies0.34%0.30%0.37% Nonperforming Loans0.75%0.75%0.79% Loans: 10% Wtd Avg LTV*: 76% Wtd Avg FICO*: 751 Lines: 90% Wtd Avg LTV*: 70% Wtd Avg FICO*: 755 *LTV and FICO at origination High-quality originations (weighted average FICO on commitments of 791, weighted average CLTV of 65%) were originated primarily through the retail branch network to existing bank customers on their primary residences Net charge-offs remained relatively stable on a linked quarter basis

Credit Quality – Retail Leasing Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm2Q191Q202Q20 Average Loans$8,547 $8,474 $8,412 30-89 Delinquencies0.45%0.52%0.51% 90+ Delinquencies0.02%0.04%0.06% Nonperforming Loans0.13%0.18%0.23% * Manheim Used Vehicle Value Index source: www.manheimconsulting.com, January 1995 = 100, quarter value = average monthly ending values Linked Quarter Growth (0.5%) (1.2%) 0.5% (0.1%) (0.7%) Continued high-quality originations during 2Q20 (weighted average FICO of 783) Delinquencies remained at low levels Includes end of term losses on residual values as of 1/1/2020. Residual losses included in net charge-offs for 2Q20 were $30 million for the quarter compared to $11 million in noninterest income for 2Q19

Credit Quality – Other Retail Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm2Q191Q202Q20 Average Loans$32,578 $33,552 $33,550 30-89 Delinquencies0.80%0.79%0.43% 90+ Delinquencies0.13%0.14%0.10% Nonperforming Loans0.12%0.10%0.14% Linked Quarter Growth 2.1% 2.7% 0.2% 0.1% 0.0% Average loans remained relatively flat linked quarter Early stage delinquencies have decreased linked quarter driven by fiscal stimulus and payment relief options

Credit Quality – Auto Loans Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm2Q191Q202Q20 Average Loans$19,023 $19,276 $18,758 30-89 Delinquencies1.01%1.08%0.56% 90+ Delinquencies0.09%0.12%0.07% Nonperforming Loans0.15%0.15%0.21% Direct: 4% Wtd Avg FICO: 753 NCO: 0.19% Indirect: 96% Wtd Avg FICO: 779 NCO: 0.33% Auto loans are included in Other Retail category Linked Quarter Growth 1.0% 2.1% 0.0% (0.8%) (2.7%) Reduction in loans due to reduction in auto purchases during the pandemic; however, originations remain high quality in the indirect channel (weighted average FICO of 793) Early stage delinquencies have decreased linked quarter driven by fiscal stimulus and payment relief options

Non-GAAP Financial Measures (4) – see slide 31 for corresponding notes

Non-GAAP Financial Measures (1) – see slide 31 for corresponding notes

Non-GAAP Financial Measures * Preliminary data. Subject to change prior to filings with applicable regulatory agencies. (1), (2), (3) – see slide 31 for corresponding notes

Notes Includes goodwill related to certain investments in unconsolidated financial institutions per prescribed regulatory requirements. Includes the estimated increase in the allowance for credit losses related to the adoption of the current expected credit losses methodology net of deferred taxes. Includes the impact of the estimated increase in the allowance for credit losses related to the adoption of the current expected credit losses methodology. Based on a federal income tax rate of 21 percent for those assets and liabilities whose income or expense is not included for federal income tax purposes.

U.S. Bancorp 2Q20 Earnings Conference Call July 15, 2020